UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COMVERSE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

OLIVER PRESS PARTNERS, LLC OLIVER PRESS INVESTORS, LLC AUGUSTUS K. OLIVER CLIFFORD PRESS DAVENPORT PARTNERS, L.P. JE PARTNERS

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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▼ PLEASE DETACH AGENT DESIGNATION CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼
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                                                                            WHITE AGENT DESIGNATION CARD

AGENT DESIGNATION

TO SHAREHOLDERS OF COMVERSE TECHNOLOGY, INC.

We are soliciting this Agent Designation for the appointment of Designated Agents to provide for the calling of a special meeting of the shareholders of Comverse Technology,
Inc. The Board of Directors of Comverse Technology, Inc. is not soliciting this Agent Designation.

Each of the undersigned hereby constitutes and appoints Augustus K. Oliver and Clifford Press, and each of them, with full power of substitution, the proxies and agents of the undersigned (said proxies and agents, together with each substitute appointed by any of them, if any, collectively, the “Designated Agents”) in respect of all common stock, ascribed value $0.10 per share, of Comverse Technology, Inc. (the “Company”) owned by the undersigned to do any or all of the following, to which each of the undersigned hereby consents:

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

If you have any questions or need assistance in executing this
Agent Designation, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-877-456-3442.

▼ PLEASE DETACH AGENT DESIGNATION CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ▼
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1.
To demand the call of a special meeting of shareholders of the Company pursuant to Section 603(a) of the New York Business Corporation Law, to be held on July 23, 2007 for the purpose of the election of the directors of the Company (the “Special Meeting”).

2.
To exercise any and all other rights of each of the undersigned incidental to calling the Special Meeting and causing the purposes of the authority expressly granted herein to the Designated Agents to be carried into effect; provided, however, that nothing contained in this instrument shall be construed to grant the Designated Agents the right, power or authority to vote any shares of Common Stock owned by the undersigned at the Special Meeting.

Date:_____________________________________________________________, 2007

Signature

Signature, if jointly held

Title
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

└	PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.	┘